                                                                     Exhibit 11




                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY

The undersigned directors and/or officers of Chubb Life Insurance Company of America, a New Hampshire corporation (the "Company"), hereby constitute and appoint Theresa M. Stone, Richard V. Werner and Frederick H. Condon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 8th day of December, 1995.


John C. Beck                                 Gertrude G. Michelson
-------------------------------              --------------------------------
John C. Beck, Director                       Gertrude G. Michelson, Director


Percy Chubb, III                             Dean R. O'Hare
-------------------------------              --------------------------------
Percy Chubb, III, Vice Chairman              Dean R. O'Hare, Chairman
  and Director                                 and Director


Joel J. Cohen                                Warren B. Rudman
-------------------------------              --------------------------------
Joel J. Cohen, Director                      Warren B. Rudman, Director


Henry U. Harder                              David G. Scholey
-------------------------------              --------------------------------
Henry U. Harder, Director                    David G. Scholey, Director


David H. Hoag                                Raymond G. Seitz
-------------------------------              --------------------------------
David H. Hoag, Director                      Raymond G. Seitz, Director


Robert V. Lindsay                            Lawrence M. Small
-------------------------------              --------------------------------
Robert V. Lindsay, Director                  Lawrence M. Small, Director


Thomas C. MacAvoy                            Richard D. Wood
-------------------------------              --------------------------------
Thomas C. MacAvoy, Director                  Richard D. Wood, Director

                               POWER OF ATTORNEY

The undersigned directors and/or officers of Chubb Life Insurance Company of America, a New Hampshire corporation (the "Company"), hereby constitute and appoint Theresa M. Stone, Richard V. Werner and Frederick H. Condon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 8th day of December, 1995.


/s/ John C. Beck                             /s/ Gertrude G. Michelson
-------------------------------              --------------------------------
John C. Beck, Director                       Gertrude G. Michelson, Director


/s/ Percy Chubb, III                         /s/ Dean R. O'Hare
-------------------------------              --------------------------------
Percy Chubb, III, Vice Chairman              Dean R. O'Hare, Chairman
  and Director                                 and Director


/s/ Joel J. Cohen                            /s/ Warren B. Rudman
-------------------------------              --------------------------------
Joel J. Cohen, Director                      Warren B. Rudman, Director


/s/ Henry U. Harder                          /s/ David G. Scholey
-------------------------------              --------------------------------
Henry U. Harder, Director                    David G. Scholey, Director


/s/ David H. Hoag                            /s/ Raymond G. Seitz
-------------------------------              --------------------------------
David H. Hoag, Director                      Raymond G. Seitz, Director


/s/ Robert V. Lindsay                        /s/ Lawrence M. Small
-------------------------------              --------------------------------
Robert V. Lindsay, Director                  Lawrence M. Small, Director


/s/ Thomas C. MacAvoy                        /s/ Richard D. Wood
-------------------------------              --------------------------------
Thomas C. MacAvoy, Director                  Richard D. Wood, Director

                               POWER OF ATTORNEY

The undersigned directors and/or officers of Chubb Life Insurance Company of America, a New Hampshire corporation (the "Company"), hereby constitute and appoint Theresa M. Stone, Richard V. Werner and Frederick H. Condon, and each of them (with full power for each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 8th day of December, 1995.

/s/ John C. Beck                             /s/ Gertrude G. Michelson
-------------------------------              --------------------------------
John C. Beck, Director                       Gertrude G. Michelson, Director


/s/ Percy Chubb, III                         /s/ Dean R. O'Hare
-------------------------------              --------------------------------
Percy Chubb, III, Vice Chairman              Dean R. O'Hare, Chairman
  and Director                                 and Director


/s/ Joel J. Cohen                            /s/ Warren B. Rudman
-------------------------------              --------------------------------
Joel J. Cohen, Director                      Warren B. Rudman, Director


/s/ Henry U. Harder                          /s/ David G. Scholey
-------------------------------              --------------------------------
Henry U. Harder, Director                    David G. Scholey, Director


/s/ David H. Hoag                            /s/ Raymond G. Seitz
-------------------------------              --------------------------------
David H. Hoag, Director                      Raymond G. Seitz, Director


/s/ Robert V. Lindsay                        /s/ Lawrence M. Small
-------------------------------              --------------------------------
Robert V. Lindsay, Director                  Lawrence M. Small, Director


/s/ Thomas C. MacAvoy                        /s/ Richard D. Wood
-------------------------------              --------------------------------
Thomas C. MacAvoy, Director                  Richard D. Wood, Director

                               POWER OF ATTORNEY

The undersigned directors and/or officers of Chubb Life Insurance Company of America, a New Hampshire corporation (the "Company"), hereby constitute and appoint Theresa M. Stone, Richard V. Werner and Frederick H. Condon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 8th day of December, 1995.


/s/ John C. Beck                             /s/ Gertrude G. Michelson
-------------------------------              --------------------------------
John C. Beck, Director                       Gertrude G. Michelson, Director


/s/ Percy Chubb, III                         /s/ Dean R. O'Hare
-------------------------------              --------------------------------
Percy Chubb, III, Vice Chairman              Dean R. O'Hare, Chairman
  and Director                                 and Director


/s/ Joel J. Cohen                            /s/ Warren B. Rudman
-------------------------------              --------------------------------
Joel J. Cohen, Director                      Warren B. Rudman, Director


/s/ Henry U. Harder                          /s/ David G. Scholey
-------------------------------              --------------------------------
Henry U. Harder, Director                    David G. Scholey, Director


/s/ David H. Hoag                            /s/ Raymond G. Seitz
-------------------------------              --------------------------------
David H. Hoag, Director                      Raymond G. Seitz, Director


/s/ Robert V. Lindsay                        /s/ Lawrence M. Small
-------------------------------              --------------------------------
Robert V. Lindsay, Director                  Lawrence M. Small, Director


/s/ Thomas C. MacAvoy                        /s/ Richard D. Wood
-------------------------------              --------------------------------
Thomas C. MacAvoy, Director                  Richard D. Wood, Director

                               POWER OF ATTORNEY

The undersigned directors and/or officers of Chubb Life Insurance Company of America, a New Hampshire corporation (the "Company"), hereby constitute and appoint Theresa M. Stone, Richard V. Werner and Frederick H. Condon, and each of them (with full power for each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 8th day of December, 1995.


/s/ John C. Beck                             /s/ Gertrude G. Michelson
-------------------------------              --------------------------------
John C. Beck, Director                       Gertrude G. Michelson, Director


/s/ Percy Chubb, III                         /s/ Dean R. O'Hare
-------------------------------              --------------------------------
Percy Chubb, III, Vice Chairman              Dean R. O'Hare, Chairman
  and Director                                 and Director


/s/ Joel J. Cohen                            /s/ Warren B. Rudman
-------------------------------              --------------------------------
Joel J. Cohen, Director                      Warren B. Rudman, Director


/s/ Henry U. Harder                          /s/ David G. Scholey
-------------------------------              --------------------------------
Henry U. Harder, Director                    David G. Scholey, Director


/s/ David H. Hoag                            /s/ Raymond G. Seitz
-------------------------------              --------------------------------
David H. Hoag, Director                      Raymond G. Seitz, Director


/s/ Robert V. Lindsay                        /s/ Lawrence M. Small
-------------------------------              --------------------------------
Robert V. Lindsay, Director                  Lawrence M. Small, Director


/s/ Thomas C. MacAvoy                        /s/ Richard D. Wood
-------------------------------              --------------------------------
Thomas C. MacAvoy, Director                  Richard D. Wood, Director